THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

Supplement to Prospectus
and
Statement of Additional Information

Dated December 29, 2000

        Lutheran Brotherhood Research Corp. (“LBRC”) serves as the investment adviser of each portfolio series of The Lutheran Brotherhood Family of Funds (“LB Family of Funds”). Lutheran Brotherhood, the indirect parent company of LBRC, has entered into an agreement with Aid Association for Lutherans (“AAL”) under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger is subject to approval from government agencies and is expected to close on or before December 31, 2001.

        It is anticipated that LBRC will continue to serve as the investment adviser for each portfolio series of LB Family of Funds after the merger and that LBRC will be a wholly-owned subsidiary of the merged organization.

The date of this Supplement is October 23, 2001.

Please include this supplement with your prospectus and/or SAI.